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                                                                   Exhibit 10.67


                 SHANGHAI TECHUR TECHNOLOGY DEVELOPING CO., LTD.

                   AGREEMENT ON TRANSFER OF SHARES' OWNERSHIP

                             SUPPLEMENTARY AGREEMENT

This agreement is signed by and between the parties listed below in Beijing on Nov. 1, 2002 as a supplement to the AGREEMENT OF SHANGHAI TECHUR TECHNOLOGY DEVELOPING CO., LTD ON TRANSFER OF SHARES' OWNERSHIP (hereinafter referred to as "SHARES TRANSFER AGREEMENT") signed in Beijing on Aug. 15, 2002.

PARTY A: Shanghai Zhengda Investment Management Co., Ltd

PARTY B: Liang Zhihua

PARTY C: Shanghai Tiandi Science & Technology Investment Development Co, Ltd

PARTY D: Shanghai Qingpu Science & Technology Garden Investment Consulting Co., Ltd

PARTY E: Qian Weijun

PARTY F: Wu Yubin

PARTY G: Wang Xiaoxiang

PARTY H: Rich Sight Investment Limited

NOTE: Party A, B, C, D, E, F and G are referred to by a joint name as "ASSIGNING PARTY" hereunder.

WHEREAS:

Required by the concerned authorities during the transferring process, certain modifications shall be made to the clauses about the PAYMENT OF QUID PRO QUO FOR TRANSFER OF SHARES' OWNERSHIP in the agreement signed by the assigning parties and Party H on Aug. 15, 2002. For the purpose of fully implementing the SHARES TRANSFER AGREEMENT and clearly defining the responsibilities and rights of each party, all parties have hereby agreed the following supplemental articles about the payment of quid pro quo for transfer of shares' ownership:

1. All parties agree, on the premise that Article 4 PAYMENT OF QUID PRO QUO FOR TRANSFER OF SHARES' OWNERSHIP in the SHARES TRANSFER AGREEMENT is still fully binding on all the parties,

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      PARTY H shall pay Party A (considered as a performance of duties that
      Party H owes to the assigning parties) the equivalence in US dollars with
      14.725 million RMB before finishing the shares transfer, that is, obtaining the business license. The assigning parties shall not convert the said foreign exchange or use, dispose the above-mentioned payment before expiry of the payment term specified by the SHARES TRANSFER AGREEMENT. Party H shall have the right to ask Party A to provide assistance in freezing the payment from the bank. The assigning parties pledge, before the conditions for the release of the payment set in the APPENDIX 1 LETTER OF COMMITMENT are met, not to require Party A to release the said payment. Party A shall neither do that upon if required by any other parties or of its own accord.

2. Party H agrees that, in accordance with the Article 4 PAYMENT OF QUID PRO QUO FOR TRANSFER OF SHARES' OWNERSHIP in the SHARES TRANSFER AGREEMENT, the assigning parties shall legally have the ownership of the aforesaid foreign exchanges in US dollars equivalent to 14.725 million RMB in ten days since the date when Party H finishes the transfer of shares of the targeted company, that is, since its obtaining the business license. Party H shall also assist Party A to release the payment from the bank. Refund for any overpayment or a supplemental payment for any deficiency shall be made if any balance resulted when settling the exchange of the said payment and the balance of exchange settlement for the previous paid 775,000 RMB shall be assessed simultaneously.

3. The assigning party approves that Party A's pledge made in the Appendix 1 LETTER OF COMMITMENT shall be also binding to all the other assigning parties.

4. The assigning parties shall be responsible for any breach of the agreement, and shall bear the joint responsibilities to pay compensation for any loss that Party H suffers therefor. Party H shall also be held liable for any breach of the agreement and any losses arising therefrom encountered by the assigning parties.

5. All parties agree that, in case the shares' ownership transfer fails to be completed, the assigning parties shall refund all the payments for the transfer of the shares' ownership to Party H in ten days since then.

6. This agreement, as a supplement to the SHARES TRANSFER AGREEMENT, shall be binding on all parties hereto. In case of any other issues that this agreement fails to cover, it is recommended to refer to the SHARES TRANSFER AGREEMENT. Should any conflicts be found between this agreement and the SHARES TRANSFER AGREEMENT, this agreement shall prevail.

7. This complementary agreement is made in Chinese language in eight originals, one for each party and all copies being equally authentic. This complementary agreement shall enter into effect upon the date of being signed by the authorized representatives of all parties.

PARTY A: Shanghai Zhengda Investment Management Co., Ltd (Seal)
SIGNATURE OF LEGAL REPRESENTATIVE/ REPRESENTATIVE: /s/

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PARTY B: Liang Zhihua
SIGNATURE: /s/

PARTY C: Shanghai Tiandi Science & Technology Investment Development Co, Ltd
(Seal)
SIGNATURE OF LEGAL REPRESENTATIVE/ REPRESENTATIVE: /s/

PARTY D: Shanghai Qingpu Science & Technology Garden Investment Consulting Co., Ltd (Seal)
SIGNATURE OF LEGAL REPRESENTATIVE/ REPRESENTATIVE: /s/

PARTY E: Qian Weijun
SIGNATURE: /s/

PARTY F: Wu Yubin
SIGNATURE: /s/

PARTY G: Wang Xiaoxiang
SIGNATURE: /s/

PARTY H: Rich Sight Investment Limited
SIGNATURE OF LEGAL REPRESENTATIVE/ REPRESENTATIVE: /s/